June 14, 2021 Francisco Aristeguieta Chief Executive Officer of State Street Institutional Services Eric Aboaf Chief Financial Officer Morgan Stanley U.S. Financials Conference

2 This presentation contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Preface and forward-looking statements

3 Investment Servicing overview Enterprise solutions provider that serves institutional clients across the front, middle, and back office through custody and related value-add products A Represents software and processing fees and total other income. B Represents foreign exchange trading services and securities finance revenue. C Represents Investment Servicing line of business results. D CAGR from 2016 to 2018. Refer to the appendix included within this presentation for endnotes 1 to 6. Investment Servicing segment: Fee revenue ($M)C Investment Servicing segment: Servicing fees ($M)C Investment Servicing revenue C in AUC/A as of March 31, 2021 $40.3T 10%+ of the world’s assets entrusted to us 1 Investment Management 17% CRD & Data 6% A Markets revenue 14% B NII 19% Servicing fees 44% FY2020 total STT revenue mix $6,876 $7,306 $7,486 $7,201 $7,514 20202016 2017 2018 2019 -4% +4% +4% D $5,073 $5,365 $5,429 $5,074 $5,167 20172016 2018 2019 2020 +3% D -7% +2% SM

4 Leveraging Alpha front-to-back and an enhanced Investment Servicing strategy 2018-2019 challenges 2020-2021 strategic solutions and execution Fee revenue growth and fee compression • Aligned business segments, regions and client management, as well as establish an accountable management process with stronger pricing discipline • One State Street thought leadership approach: Solutions-based, leveraging Alpha for revenue growth Segment concentration • Diversifying our new business pipeline, adding new prospect opportunities by expanding our value proposition and product offerings across segments and geographies • Leveraging existing functionalities and establishing partnerships to access new opportunities Regional and segment structure • Assigned granular targets for segments, geographies, and client management • Increased accountability for wallet share, revenue, margin, and competitive ranking Decentralized client management and experience • Drive improved client sentiment improvement by establishing a Client Experience team and reorganizing the client management and service organizations • Deploy client-centric fit-for-purpose solutions on integrated infrastructure with Alpha Challenges and solutions Investment Servicing is committed to driving growth across segments, regions, and client management

New Investment Servicing organizational model

From a siloed structure to a fully integrated One State Street organization

2018-2019 Structure



Product Silos
Global Services
Global Markets
Global Exchange
CRD
Regions
North America
EMEA
APAC
Coverage
Sector Sales
GCD

Siloed by product without integrated sales, client management and service teams

2020-2021 Onward New Structure



Regions
North America
EMEA
APAC
LatAm
Segment value proposition
Asset Managers
Asset Owners
Alternatives
Insurance
Official Institutions
Client management & experience

Fully integrated across multiple dimensions

STATE STREET | 5

Driving growth by segments and regions across the front, middle, and back office

By business segment

Total industry revenue pool[2] | '20-'23 industry CAGR[3] | Opportunity highlights



~$40B
Asset Managers
~50%
+5%
Asset Owners
~10%
+3%
Alternatives
~25%
+8%
Insurance
~10%
+4%
Official Inst.
~5%
+6%

Asset Managers: Focus on Alpha deals and mid-sized clients; extend leading ETF servicing market share

Asset Owners: Drive partnership opportunities, develop and access Alpha solution set

Alternatives: Reclaim a leading position in hedge funds and capture insourced private markets revenue

Insurance: Improve value proposition through Alpha and partnerships, such as SimCorp in EMEA

Official Institutions: Align services with Alpha, lead with alternatives to deepen relationships

By business segment

By regional segment

Regional industry revenue pool mix[2] | Opportunity highlights



~40%
~35%
~20%
<5%

North America: Deepen our leading position, focusing on pockets of growth by state and sub-regions

EMEA: Lead in offshore while expanding in other fast-growing markets (Middle East, Nordics)

APAC: Improve our positioning in Japan, Australia, Southeast Asia and develop business in China

LatAm: Expand our presence in the region and target key markets including Chile, Colombia, Mexico, Peru, and Brazil

By regional segment

Refer to the appendix included within this presentation for endnotes 1 to 6.

STATE STREET | 6

Client management and experience

Implementing a differentiated client management model to better serve our top 350 clients

	Global Clients ~65 clients	Premium ~95 clients	Preferred ~190 clients
	← Larger relationships, increased complexity		Smaller relationships, reduced complexity →
Overview	Large opportunity for additional growth, highest share of wallet, significant scale and sophistication, tailored service model	Potential to deepen share of wallet and advance to Global Clients, typically regional and/or segment specific, less differentiated service model	Smaller relationships with opportunities to advance to Premium, often specialized investment shops, standardized and scalable service model
Median client AUM	~$650B	~$120B	~$40B
Share of existing client wallet[4]	~35%	~20%	~15%
Additional wallet share and prospecting opportunities	• Strengthen client relationships and retention with strategic engagement and tailored thought leadership	• Expand breadth of client relationships with solutions-based products and services • Support prospecting opportunities with solutions tailored to client size and complexity	• Offer superior client management capabilities to deepen wallet share and improve relationships • Reinforce prospecting efforts and acquire insourced asset pools, utilizing segment and regional focus

Enhanced client management model supported by a new Client Experience team, improving relationships and overall sentiment

Refer to the appendix included within this presentation for endnotes 1 to 6.

STATE STREET | 7

8 Accountable execution: Next steps Our Investment Servicing strategy is yielding results Refer to the appendix included within this presentation for endnotes 1 to 6. Outcomes and next steps Further build business momentum across segments and geographies • Drive focus on wallet share and revenue growth with well-defined targets and prospecting efforts • Expect strong 2021 asset servicing win rate in keeping with medium term target expectations Continue to improve our operating model • Complete Client Experience organization: Measure client sentiment across all client management groups • Enhance analytics and metrics Increase in Asset Manager segment servicing fees YoY in 1Q21; strong 1Q21 YoY growth across Alternatives, Insurance, and Official Institutions business segments $343B Of 1Q21 AUC/A wins; highest level since 3Q19 6 8% Increase in asset servicing fee pipeline YoY as of March 31, 2021 515% 15 Total Alpha clients signed since inception, including 2 already announced QTD Increasing focus and accountability in meeting client needs; establishing partnerships to drive revenue

9 Francisco Aristeguieta Eric Aboaf Betsy Graseck Fireside Chat

10 Appendix Endnotes and definitions 11 Forward-looking statements 12

11 Endnotes and definitions Endnotes 1. Represents State Street AUC/A over estimated Global Financial Assets, including Global Equity, Global Debt Securities and Global Deposits (estimated as M1+M2+M3 Money Supply), as of December 31, 2019. Sources: Bank of International Settlements, SIFMA, World Bank. 2. State Street estimates. Compiled based on multiple industry data sources and State Street data and analysis. Total addressable estimated market revenue pool includes outsourced and insourced business, and excludes FX Trading, Securities Lending, and NII; methodology has changed from previously disclosed estimated market size represented by estimated servicing fees and NII. 3. State Street estimates. Compiled based on multiple industry data sources and State Street data and analysis. Represents estimated industry growth of the outsourced portion of Front Office Technology, Middle Office Servicing and Back Office Servicing Fees. Reflects existing 2020-2021 market appreciation and slowing market appreciation level for the remainder of the time period. 4. Share of wallet (SoW) defined as the approximate percentage of a client group’s (Global Client, Premium, Preferred) revenue generated by State Street, divided by the estimated potential revenue from services that State Street markets to applicable clients. Estimates are based on multiple industry data sources and State Street internal data and analysis. 5. Estimated total pipeline of asset servicing revenues (consisting of back and middle office opportunities, excluding NII) assessed by State Street. Pipeline represents revenue opportunities for the remainder of the relevant year, and all revenues (even for deals that are won) may not be achieved. 6. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets. As such, only a portion of any new asset servicing mandates may be reflected in our AUC/A as of any particular date specified. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Definitions 1. APAC: Asia and Pacific 2. AUC/A: Assets under custody and/or administration 3. AUM: Assets under management 4. CAGR: Compound annual growth rate 5. CRD: Charles River Development 6. EMEA: Europe, Middle East, and Africa 7. ETF: Exchange-traded fund 8. FY: Full-year 9. GCD: Global Clients Division, also referred to as Global Clients 10. LatAm: Latin America 11. NII: Net interest income; income earned on interest bearing assets less interest paid on interest bearing liabilities 12. QTD: Quarter-to-date; the cumulative amount of time within a fiscal quarter up to a specified date 13. YoY: Year-over-year; current period compared to the same period a year ago

12 Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “guidance,” “expect,” “priority,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “opportunity,” “assess,” “next,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; Our development and completion of new products and services, including State Street Alpha, may involve costs and dependencies and expose us to increased risk; Our business may be negatively affected by our failure to update and maintain our technology infrastructure; The COVID-19 pandemic continues to create significant risks and uncertainties for our business; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; The integration of CRD may be more difficult, costly or time consuming than expected, and the anticipated benefits and cost synergies may not be fully realized; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by geopolitical, economic and market conditions; We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, the investment activities of our clients; If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by capital and liquidity standards required as a result of capital stress testing; We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; We are subject to various legal proceedings relating to the manner in which we have invoiced certain expenses, and the outcome of which could materially adversely affect our results of operations or harm our business or reputation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated financial statements; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; The transition away from LIBOR may result in additional costs and increased risk exposure; Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations; Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk and reputational harm and may not result in expected cost savings; If we, or the third parties with which we do business, experience failures, attacks or unauthorized access to our or their respective information technology systems or facilities, or disruptions to our continuous operations, this could result in significant costs, reputational damage and limits on our business activities; Long-term contracts expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property; The quantitative models we use to manage our business may contain errors that could result in material harm; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change could adversely affect our business operations; We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2020 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.